MRC Global

2Q 2024 Earnings Presentation

August 6, 2024







Rob Saltiel
President & CEO

Kelly Youngblood
Executive Vice President & CFO

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as "will," "expect," "look forward," "guidance," "targeted", "goals", and similar expressions are intended to identify forward-looking statements. Statements about the company's business, including its strategy, its industry, the company's future profitability, the company's guidance on its sales, Adjusted EBITDA, Adjusted Net Income, Adjusted Diluted EPS, Adjusted SG&A, Gross Profit, Gross Profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, Net Debt, Tax Rate, Capital Expenditures and Cash from Operations, Free Cash Flow, Free Cash Flow after Dividends, growth in the company's various markets and the company's expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management's expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company's SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company's Current Report on Form 8-K dated August 6, 2024.

For a discussion of key risk factors, please see the risk factors disclosed in the company's SEC filings, which are available on the SEC's website at www.sec.gov and on the company's website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com.

Undue reliance should not be placed on the company's forward-looking statements. Although forward-looking statements reflect the company's good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company's actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.

Non-GAAP Disclaimer

In this presentation, the company is providing certain non-GAAP financial measures. These are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives. The following GAAP measures have the following non-GAAP measures presented and derived from the respective GAAP measures:

- **Net Income (adjusted EBITDA)**
- **Net Income margin (adjusted EBITDA margin)**
- **Gross profit (Adjusted Gross Profit)**
- **Gross profit percentage (Adjusted Gross Profit percentage)**
- **Net Income (adjusted Net Income)**
- **Diluted Earnings per Share (adjusted diluted EPS)**
- **Selling, general and administrative expense (adjusted SG&A)**
- **Net cash provided by operations (free cash flow and free cash flow after dividends)**
- **Long-term debt, net (Net Debt)**
- **Return on Invested Capital (ROIC), Adjusted for LIFO**

They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

Executive Summary - Financial Highlights

2Q 2024

Strengthening Balance Sheet

- Cash flow from operations of $63 million in 2Q24 and $101 million in the first half of 2024
- Net debt leverage of 0.4x, (including the preferred stock 1.9x) the lowest in MRC Global's public company history – *a new record.*
- Solid liquidity position of $537 million
- Repaid Term Loan B in 2Q24

Superb Working Capital Efficiency

- Net working capital to sales ratio of 15.5%

Strong Margins

- Adjusted EBITDA of $65 million – 14% improvement over 1Q24
- Adjusted EBITDA margin % of 7.8%, a 70-basis point improvement over 1Q24
- Adjusted Gross Profit percentage of 22.1% in 2Q24 - a public company record

Higher Revenue

- Revenue of $832 million, up 3% over 1Q24
- Gas Utilities and PTI sectors up sequentially

Note: See reconciliations of GAAP to non-GAAP measures in our appendix. Also see our Current Report on Form 8-K dated August 6, 2024, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2024 Outlook.

Second Quarter 2024 Results – Key Metrics

Revenue Generation

Revenue $832M
- 3% above 1Q24
- 4% below 2Q23

E-commerce
- Steadily increasing adoption of digital ordering
- 66.3% of U.S. orders digital - 205 bps increase over 2Q23
- 54.9% of total orders digital - 324 bps increase over 2Q23

Debt Management

Total Debt $152M

Net debt $103M

Leverage ratio 0.4x

Cost Control

SG&A 15.1% of revenue

Adjusted SG&A 14.9% of revenue

Working Capital Efficiency

Net working capital to sales ratio 15.5%

Profitability

Net income attributable to common stockholders $24M

Adjusted EBITDA $65M or 7.8% of revenue

Cash Generation & Liquidity

Cash generated from operations $63M

Liquidity $537M

Gross Margin

Gross profit percentage 20.8%

Adjusted gross profit percentage 22.1%

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Second Quarter 2024 Results – Sequential Changes

SEGMENT: Revenue Highlights 2Q24 vs. 1Q24

U.S.: Increased **$10 million**, or **1%,** driven by the U.S. Gas Utilities sector, which increased $22 million, or 8%, driven by increased customer spending due to seasonal increases and normalizing buying patterns. The PTI sector increased $2 million, or 1%, primarily due to a net increase in line pipe shipments for projects. The DIET sector decreased $14 million, or 7%, as a result of less turnaround buying in the second quarter.

Canada: Sales increased by **$4 million** with improvement in both the DIET and PTI sectors.

International: Increased **$12 million**, or **11%**, from growth in both the PTI and DIET sectors. The PTI sector increased as a result of projects in the North Sea while the DIET sector increased due to project and turnaround activity in Europe including offshore wind projects.

SECTOR: Revenue Highlights 2Q24 vs. 1Q24

Gas Utilities: Increased **$21 million**, or **8%**, driven by the U.S. segment.

Downstream, Industrial & Energy Transition: Decreased **$8 million**, or **3%**, due to declines in the U.S. segment partially offset by the International and Canada segments.

Production & Transmission Infrastructure: Increased **$13 million**, or **5%**, as all segments improved, driven by the International segment.

Quarterly Financial Performance - GAAP

($ millions, except per share data)

SALES


$871
$806
$832
$1,756
$1,638
2Q23
1Q24
2Q24
YTD 2023
YTD 2024

GROSS PROFIT & % MARGIN


$175
$163
$173
$354
$336
20.1%
20.2%
20.8%
20.2%
20.5%
2Q23
1Q24
2Q24
YTD 2023
YTD 2024

NET INCOME & % MARGIN


$24
$19
$30
$58
$49
2.8%
2.4%
3.6%
3.3%
3.0%
2Q23
1Q24
2Q24
YTD 2023
YTD 2024

DILUTED EPS


$0.21
$0.15
$0.28
$0.54
$0.43
2Q23
1Q24
2Q24
YTD 2023
YTD 2024

Quarterly Financial Performance - Adjusted

($ millions, except per share data)

ADJUSTED GROSS PROFIT & % MARGIN[1]


$187
$174
$184
$375
$358
21.5%
21.6%
22.1%
21.4%
21.9%
2Q23
1Q24
2Q24
YTD 2023
YTD 2024

ADJUSTED EBITDA & % MARGIN[1]


$63
$57
$65
$132
$122
7.2%
7.1%
7.8%
7.5%
7.4%
2Q23
1Q24
2Q24
YTD 2023
YTD 2024

ADJUSTED DILUTED EPS[1]


$0.25
$0.20
$0.31
$0.57
$0.51
2Q23
1Q24
2Q24
YTD 2023
YTD 2024

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Focused on Returns – Creating More Value for Shareholders

- ROIC is a key metric for capital stewardship and shareholder value creation
- Improvement in ROIC is enabled by increased profitability and enhanced efficiency of inventory and financial working capital


Return on Invested Capital, net of LIFO
4.9%
11.0%
10.3%
2021
2022
2023

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix

Strong Balance Sheet & Financial Flexibility *($ millions)*

TOTAL DEBT


$371
$295
$152
2Q23
1Q24
2Q24

	2Q23	1Q24	2Q24
Net Debt[1]:	$340	$149	$103
Net Leverage[2]:	1.2x	0.6x	0.4x

CAPITAL STRUCTURE

June 30, 2024	
Cash and Cash Equivalents	**$ 49**
Total Debt (including current portion):	
Global ABL Facility due 2026	152
Total Debt	$ 152
Preferred stock	355
Common stockholders' equity	523
Total Capitalization	**$ 1,030**
Liquidity	**$ 537**

CASH FLOW PROVIDED BY (USED IN) OPERATIONS


$20
$38
$63
$(10)
$101
2Q23
1Q24
2Q24
YTD 2023
YTD 2024

WORKING CAPITAL TO SALES RATIO[3]


18.3%
16.1%
15.5%
2Q23
1Q24
2Q24

1. Net debt is calculated as total debt less Cash. See reconciliation in the appendix.
2. Net leverage multiples represent net debt / trailing twelve months adjusted EBITDA. Net debt is total debt less cash.
3. Working capital to sales ratio is defined as working capital (excluding debt), net of cash divided by trailing twelve months sales. Calculated with GAAP figures.

Financial Outlook

2024 Targets – 2Q24 Update

Profitability

- Revenue – second half of 2024 down low single digits compared to the first half of 2024
- Adjusted Gross Profit – second half of 2024 to average 21%
- SG&A - second half of 2024 expected to be at similar quarterly levels to 2Q24

Cash Flow

- Capital expenditures – $36 - $40 million for 2024 – includes ERP system
- Cash flow from operations – $200 million or better for full year 2024

Note: See our Current Report on Form 8-K dated August 6, 2024, for a reconciliation of non-GAAP measures to their closest GAAP measures and for a discussion of forward-looking statements and the factors that might impact the various items in the 2024 Outlook.

Well Positioned for Long Term Growth, Underpinned by Strong Fundamentals







- Gas Utilities remains a strong growth engine due to customer capital expenditure drivers relating to safety and integrity, emissions reduction and meter modernization despite near-term destocking
- DIET fundamentals supported by increased maintenance spend on downstream assets and new energy transition projects enabled by government stimulus and energy security considerations
- Expanding project management expertise provides new growth opportunities in multiple sectors, complementing our traditional MRO capabilities
- Strong long-term traditional energy fundamentals stemming from demand growth and underinvestment indicate a multi-year upcycle, benefiting our Production and Transmission Infrastructure sector
- Diligent working capital management enables unlocking cash from the balance sheet

APPENDIX

Adjusted Gross Profit Reconciliation

($ millions)	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2024		March 31, 2024		June 30, 2023		June 30, 2024		June 30, 2023	
	Amount	% of Sales	Amount	% of Sales*	Amount	% of Sales	Amount	% of Sales*	Amount	% of Sales*
Sales	$ 832		$ 806		$ 871		$ 1,638		$ 1,756	
Gross profit	173	20.8%	$ 163	20.2%	$ 175	20.1%	336	20.5%	$ 354	20.2%
Depreciation and amortization	5	0.6%	5	0.6%	5	0.6%	10	0.6%	10	0.6%
Amortization of intangibles	5	0.6%	5	0.6%	5	0.6%	10	0.6%	10	0.6%
Increase in LIFO reserve	1	0.1%	1	0.1%	2	0.2%	2	0.1%	1	0.1%
Adjusted Gross Profit	$ 184	22.1%	$ 174	21.6%	$ 187	21.5%	$ 358	21.9%	$ 375	21.4%

* Does not foot due to rounding.
Note: Adjusted gross profit is a non-GAAP measure. For a discussion of the use of adjusted gross profit, see our Current Report on Form 8-K dated August 6, 2024.

Adjusted SG&A Reconciliation

($ millions)	THREE MONTHS ENDED June 30, 2024		March 31, 2024		June 30, 2023	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$ 832		$ 806		$ 871	
SG&A	$ 126	15.1%	$ 125	15.5%	$ 130	14.9%
Facility closures	(1)		-		-	
Activism response, legal and consulting fees	(1)		(3)		-	
Non-recurring IT related professional fees	-		-		(1)	
Adjusted SG&A	$ 124	14.9%	$ 122	15.1%	$ 129	14.8%

Note: Adjusted SG&A is a non-GAAP measure. For a discussion of the use of adjusted SG&A, see our Current Report on Form 8-K dated August 6, 2024.

Adjusted EBITDA Reconciliation

($ millions)	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2024		March 31, 2024		June 30, 2023		June 30, 2024		June 30, 2023	
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Sales	$832		$ 806		$ 871		$ 1,638		$ 1,756	
Net income	30	3.6%	$ 19	2.4%	$ 24	2.8%	49	3.0%	$ 58	3.3%
Income tax expense	12		8		10		20		23	
Interest expense	7		8		10		15		17	
Depreciation and amortization	5		5		5		10		10	
Amortization of intangibles	5		5		5		10		10	
Facility closures	1		-		-		1		-	
Non-recurring IT related professional fees	-		-		1		-		1	
Increase in LIFO reserve	1		1		2		2		1	
Equity-based compensation expense	3		4		4		7		7	
Activism response, legal and consulting costs	1		3		-		4		-	
Write-off of debt issuance costs	-		1		-		1		1	
Asset disposal	-		1		1		1		1	
Foreign currency losses	-		2		1		2		4	
Adjusted EBITDA	$ 65	7.8%	$ 57	7.1%	$ 63	7.2%	$ 122	7.4%	$ 132	7.5%

Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of adjusted EBITDA, see our Current Report on Form 8-K dated August 6, 2024.

Adjusted Net Income Attributable to Common Stockholders Reconciliation

	THREE MONTHS ENDED						SIX MONTHS ENDED			
	June 30, 2024		March 31, 2024		June 30, 2023		June 30, 2024		June 30, 2023	
($ millions)	Amount	Per Share	Amount	Per Share	Amount	Per Share*	Amount	Per Share*	Amount	Per Share
Net income attributable to common stockholders	$ 24	$ 0.28	$ 13	$ 0.15	$ 18	$ 0.21	$ 37	$ 0.43	$ 46	$ 0.54
Facility closures, net of tax	1	0.01	-	-	-	-	1	0.01	-	-
Asset disposal, net of tax	-	-	1	0.01	1	0.01	1	0.01	1	0.01
Activism response, legal and consulting costs, net of tax	1	0.01	2	0.03	-	-	3	0.03	-	-
Increase in LIFO reserve, net of tax	1	0.01	1	0.01	2	0.02	2	0.02	1	0.01
Non-recurring IT related professional fees, net of tax	-	-	-	-	1	0.01	-	-	1	0.01
Adjusted net income attributable to common stockholders	$ 27	$ 0.31	$ 17	$ 0.20	$ 22	$ 0.26	$ 44	$ 0.51	$ 49	$ 0.57

- Does not foot due to rounding

Note: Adjusted net income is a non-GAAP measure. For a discussion of the use of adjusted net income, see our Current Report on Form 8-K dated August 6, 2024.

Net Debt & Leverage Ratio Calculation

($ millions)	June 30, 2024	March 31, 2024	June 30, 2023
Long-term debt	**$ 152**	**$ 3**	**$ 368**
Plus: current portion of debt obligations	-	292	3
Total debt	**$ 152**	**$ 295**	**$ 371**
Less: cash	49	146	31
Net debt	**$ 103**	**$ 149**	**$ 340**
Net debt	$ 103	$ 149	$ 340
Trailing twelve months adjusted EBITDA	240	238	280
Leverage ratio	**0.4x**	**0.6x**	**1.2x**
Preferred stock	355	355	355
Net debt including preferred stock	458	504	695
Trailing twelve months adjusted EBITDA	240	238	280
Leverage ratio including preferred stock	**1.9x**	**2.1x**	**2.5x**

Note: Net debt and leverage ratio are non-GAAP measures. For a discussion of the use of net debt, see our Current Report on Form 8-K dated August 6, 2024.

Return on Invested Capital (ROIC), Adjusted for LIFO

($ millions)	2023	2022	2021
Net Income (loss)	$ 114	$ 75	$ (14)
Interest expense, net of tax	24	18	17
Net Operating Profit After Tax (NOPAT)	**$ 138**	**$ 93**	**$ 3**
LIFO expense, net of tax	2	50	58
NOPAT, net of LIFO	**$140**	**$ 143**	**$ 61**
Long-term debt	$ 301	$ 340	$ 297
Shareholders' equity	488	386	323
Preferred stock	355	355	355
Operating lease liabilities (short and long-term)	220	218	210
Invested Capital	**$ 1,364**	**$ 1,299**	**$ 1,185**
Average Invested Capital	$ 1,332	$ 1,242	$ 1,249
Average Invested Capital, net of LIFO	**$ 1,358**	**$ 1,296**	**$ 1,270**
ROIC, including LIFO	**10.4%**	**7.5%**	**0.2%**
ROIC, Adjusted for LIFO	**10.3%**	**11.0%**	**4.9%**

Note: ROIC, including LIFO, was calculated from GAAP measures by dividing Invested Capital by NOPAT. ROIC, Adjusted for LIFO, was calculated from non-GAAP adjusted measures by dividing Invested Capital, net of LIFO, by NOPAT, net of LIFO. Utilizing ROIC calculated using the non-GAAP measures is not better than ROIC calculated using the GAAP measures. However, the company presents ROIC, Adjusted for LIFO, because the company believes it provides useful comparisons of the company's ROIC to other distribution companies, including those companies with whom we compete in the distribution of pipe, valves and fittings, many of which do not utilize LIFO inventory costing methodology. The impact of the LIFO inventory costing methodology can cause results to vary substantially from company to company depending upon whether they elect to utilize LIFO and depending upon which method they may elect. The company believes that NOPAT and Invested Capital are the financial measures calculated and presented in accordance with U.S. GAAP that is most directly compared to NOPAT, net of LIFO, and Invested Capital, Net of LIFO, used in the calculation of ROIC, Adjusted for LIFO.